SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  July 14, 2003



                             SUN RIVER MINING, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


Colorado                           000-29621                     84-1384159
- ----------------------           ----------                 -----------------
(State or other                 (Commission File No.)       (IRS Employer
jurisdiction of                                             Identification  No.)
incorporation)


                    7609 Ralston Road, Arvada, Colorado 80002
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 422-8127
                                                           --------------


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None.


ITEM 5. OTHER EVENTS

    On July __, 2003, shareholders voted to amend the Articles to change the name to a name to be chosen by the board of Directors.

    An amendment to the Articles was also approved to make a reverse split of one for twenty common shares effective as of August 15, 2003.

ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

     None

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

     Financial Statements:    None

     Exhibits:                None


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 14, 2003                        SUN RIVER MINING, INC.


                                       By: /s/ Thomas Anderson
                                           -----------------------------------
                                               Thomas Anderson, CEO




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